2 nd Quarter Earnings Release July 26, 2006 Exhibit 99.2

Forward Looking Statement
• This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the
United States of America (“GAAP”).  The Company’s management uses these non-GAAP measures in its analysis of the Company’s performance.
These measures typically adjust GAAP performance measures to exclude the effects of charges and expenses related to the consummation of mergers and acquisitions and costs related to the integration of merged entities, as well as, excluding other significant gains or losses that are unusual in nature.
Because these items and their impact on the Company’s performance are difficult to predict, management believes that presentations of financial measures excluding the impact of these items provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s core businesses.  These disclosures should not be viewed as a substitute for operating results determined in accordance with
GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.
Statements in this press release that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995.  Forward-looking statements involve risks and uncertainties.  These statements include, but are not limited to, prospects for long term financial performance, the impact on the Company’s results of improved market conditions and prevailing and future interest rates, prospects for growth in balance sheet assets and assets under management, and prospects for overall results over the long term.
You should not place undue
reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond Boston Private’s control and could cause actual results to differ materially from those set forth in the forward-looking statements.  Factors that could cause actual results to differ materially from those set forth in the forward-looking statements include, among others, risks related to the implementation of current acquisitions and the identification of future acquisitions; adverse conditions in the capital markets and the impact of such conditions on Boston Private’s asset management activities; interest rate changes which may adversely impact net interest income; competitive pressures from other financial institutions which, together with other factors, may affect the Company’s growth and financial performance; the effects of national and local economic conditions; and the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; as well as the other risks and uncertainties detailed in Boston Private's Annual
Report on Form 10-K and other filings submitted to the Securities and Exchange Commission.  Boston Private does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

3 Quarterly Earnings Growth $0.26 $0.35 $0.35 $0.33 $0.42 $0.44 $0.34 $0.43 $0.15 $0.25 $0.35 $0.45 GAAP earnings Cash earnings EPS down 5.7% over Q2 ‘05 Cash EPS down 2.3% over Q2 ‘05

$47,673
$49,872
$55,945
$58,396
$64,770
$79,500
$81,850
$60,660
$83,539
$25,000
$30,000
$35,000
$40,000
$45,000
$50,000
$55,000
$60,000
$65,000
$70,000
$75,000
$80,000
$85,000
Quarterly Revenue
($  in Thousands)
Revenue Up 2% over Q1 ’06

5 Deposits $3,661 $1,400 $1,145 $1,658 $2,386 $3,748 $3,804 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 ($ in Millions) Down 3.8% from Q1’06 5 Year CAGR 30%

Net Interest Income and Margin
$10,000
$13,000
$16,000
$19,000
$22,000
$25,000
$28,000
$31,000
$34,000
$37,000
$40,000
$43,000
3.00%
3.50%
4.00%
4.50%
5.00%
Net Interest Income Core Net Interest Margin
4.20%
($ in Thousands)
Q2 '06 Q1 '06 Change Q2 '05 Change
NIM
3.92% 4.02% 10 bps 3.77% 15 bps
Core NIM
4.20% 4.31% 11 bps 3.95% 25 bps
Effect of Trust Preferred
28          bps 18 bps

Loans
$3,951
$1,613
$2,249
$3,625
$3,759
$1,301
$1,105
$-
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
Commercial Residential HE & Other
($ in Millions)
5 Year
CAGR 33%
% Change from Q1 '06 Consolidated
Commercial Up 4%
Residential Up 5%
Total Loans Up 5%

8 Commercial 55% Residential 38% Home Equity 5% Consumer 2% Loan Portfolio

9 Commercial Loan Portfolio Unsecured 2% Construction 21% Secured by Cash or Marketable Securities 6% Commercial Real Estate 51% Commercial & Industrial 8% Residential Investment Properties 12%

Loan Portfolio Quality
0.22%
0.18%
0.22%
0.13%
0.15%
0.05%
0.15%
0.25%
Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q2 '06
Non-performing Loans/
Total Loans
Allowance for Loan Losses*/
Total Loans
*Includes allowance for off-balance sheet risk
1.15%
1.16%
1.17%
1.24% 1.24%
1.00%
1.05%
1.10%
1.15%
1.20%
1.25%
1.30%
Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q2 '06

$16.0
$16.4
$17.1
$18.4
$23.1
$27.4
$25.2
$28.1
$30.4
$32.6
$6.0
$8.0
$10.0
$12.0
$14.0
$16.0
$18.0
$20.0
$22.0
$24.0
$20
$25
$30
$35
AUM Investment Management Fees
Investment Management Fees
($ in Billions) ($ in Millions)

12 $4,824 $4,690 $4,993 $4,869 $5,130 $3,500 $3,700 $3,900 $4,100 $4,300 $4,500 $4,700 $4,900 $5,100 $5,300 Wealth Advisory Fees Up 5.4% from Q1 2006 ($ in Thousands)

Assets Under Advisory/Management
$6.9
$11.4
$21.1
$23.7
$25.4
$30.2
($2.0)
$1.0
$4.0
$7.0
$10.0
$13.0
$16.0
$19.0
$22.0
$25.0
$28.0
$31.0
Core Acquired Unconsolidated
($ in Billions)
Cumulative
Assets Acquired
$17.8 billion
Consolidated All
Up from Q1 '06 21% 19%
5 year CAGR 26% 29%

($1.1)
$2.0
$1.6
$1.2
$1.7
($0.5)
($1.5)
($1.0)
($0.5)
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
2002 2003 2004 2005 1Q 06 2Q 06
-18.00%
-13.00%
-8.00%
-3.00%
2.00%
7.00%
12.00%
17.00%
22.00%
27.00%
32.00%
BPFH S&P 500
AUA/AUM – Market Action
($ in Billions)

15 Change In AUA/AUM $0.9 $2.2 $0.9 $(0.1) $(0.1) $0.8 -$0.5 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 ($ in Billions)

16 Operating Leverage $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 Revenue Expenses Revenues Up 37.7% Over Q2 2005 Expenses Up 44.1% Over Q2 2005